MML SERIES INVESTMENT FUND II

Supplement dated February 12, 2013 to the

Prospectus dated May 1, 2012 and the

MML Small/Mid Cap Equity Fund Summary Prospectus dated May 1, 2012

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, Summary Prospectus, and any previous supplements.

Important Notice Regarding Change in Investment Policy

The 80% test relating the name of the Small/Mid Cap Equity Fund (the “Fund”) to its principal investments, as required by Rule 35d-1 under the Investment Company Act, has been modified as described below. The change will take effect no earlier than 60 days from the date of this supplement as described below.

On or about April 29, 2013, the name of the Fund will be changed to the MML Small Cap Equity Fund.

On or about April 29, 2013, the following information will replace the information found under Principal Investment Strategies (pages 35-36 in the Prospectus) for the Fund:

The Fund invests primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser, OppenheimerFunds, Inc. (“OFI”), believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small-cap companies. The subadviser currently considers “small-cap” companies to be those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index (as of December 31, 2012, between $28 million and $4.67 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities, including emerging market securities. The Fund generally will not invest more than 15% of its total assets in foreign securities. The Fund may hold a portion of its assets in cash or cash equivalents.

OFI typically uses fundamental research to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

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a fundamental approach in analyzing issuers based on factors such as a company’s financial performance, competitive strength, position in the industry, and strength of business model and management. OFI may also consider an industry’s outlook, market trends and general economic conditions.

The Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. OFI may consider selling a security if, for example, in its judgment, a stock’s price is approaching its target, a company’s competitive position deteriorates, a company’s management is executing strategy poorly, or more attractive alternative investment ideas have been identified.

In constructing the portfolio, the Fund seeks to limit exposure to so-called “top-down” or “macro” risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a “bottom-up” approach to portfolio construction. The portfolio managers consider stock rankings, benchmark weightings, and capitalization outlooks in determining security weightings for individual issuers.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

On or about April 29, 2013, the following information will supplement the information for the Fund in the section titled Performance Information (page 37 in the Prospectus):

Going forward, the Fund’s performance benchmark index will be the Russell 2000® Index rather than the Russell 2500™ Index because the Russell 2000® Index more closely represents the Fund’s new investment strategy.

On or about April 29, 2013, the following information will supplement the information for Matthew P. Ziehl, Raman Vardharaj, and Raymond Anello under the heading Portfolio Managers relating to the Fund in the section titled Management (page 37 in the Prospectus):

Portfolio Managers:

Joy Budzinski is a Vice President of OFI. She has managed the Fund since April 2013.

Kristin Ketner Pak is a Vice President of OFI. She has managed the Fund since April 2013.

Magnus Krantz is a Vice President of OFI. He has managed the Fund since April 2013.

Adam Weiner is a Vice President of OFI. He has managed the Fund since April 2013.

On or about April 29, 2013, the following information will supplement the information for Matthew P. Ziehl, Raman Vardharaj, and Raymond Anello of OppenheimerFunds, Inc. (“OFI”) found on page 61 in the Prospectus in the section titled Subadvisers and Portfolio Managers:

Joy Budzinski

is a co-portfolio manager of the MML Small Cap Equity Fund. Ms. Budzinski has been a Vice President of OFI since May 2009 and a portfolio manager of OFI since November 2012. She has served as sector manager for healthcare for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Ms. Budzinski was a healthcare sector manager at RS Investments and Guardian Life Insurance Company. Ms. Budzinski joined Guardian Life Insurance Company in August 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.

Kristin Ketner Pak

is a co-portfolio manager of the MML Small Cap Equity Fund. Ms. Ketner Pak has been a Vice President of OFI since May 2009 and a portfolio manager of OFI since November 2012. She has served as sector manager for consumer discretionary and consumer staples for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Ms. Ketner Pak was a sector manager at RS Investments and Guardian Life Insurance Company. Ms. Ketner Pak joined Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.

Magnus Krantz

is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Krantz has been a Vice President of OFI since May 2009 and a portfolio manager of OFI since November 2012. He has served as sector manager for technology for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Mr. Krantz was a sector manager at RS Investments and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.

Adam Weiner

is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Weiner has been a Vice President of OFI since May 2009 and a portfolio manager of OFI since November 2012. He has served as sector manager for industrials and materials for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Mr. Weiner was a sector manager at RS Investments for industrials and materials. Prior to joining RS Investments in January 2007, Mr. Weiner was a Director and senior equity analyst at Credit Suisse Asset Management (CSAM).

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